SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5571 (Commission File Number)	75-1047710 (I.R.S. Employer Identification No.)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas 76102 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| |_| |_| |_|	Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

            In connection with the appointment of Claire H. Babrowski’s appointment as the Executive Vice President and Chief Operating Officer of RadioShack Corporation (“RadioShack”), described in Item 5.02 below and incorporated by reference into this Item 1.01, the following sets forth Ms. Babrowski’s base salary, stock option grant and restricted stock information for calendar year 2005.

Base Salary: Number of Stock Options (1): Number of Shares of Restricted Stock (2):	$625,000 100,000 5,000
__________________

(1)   The exercise price per share will be equal to the fair market value of RadioShack common stock on the first date of Ms. Babrowski's employment. Options vest in annual increments of one-third beginning on the first anniversary of the date of grant. For persons who continue to serve as employees of RadioShack, options expire seven years from the date of grant.

(2)   Restricted stock vests in annual increments of one-third beginning on the first anniversary of the date of grant, assuming employment on such vesting dates.

        In addition, Ms. Babrowski will be eligible in calendar year 2005 to participate in the RadioShack Corporation Bonus Plan for Executive Officers (the "Bonus Plan"), which was established pursuant to the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan, which was approved by stockholders at RadioShack's 2004 annual meeting (the "2004 Plan"). Ms. Babrowski's annual incentive bonus measures for the Bonus Plan for calendar year 2005 will be the measures for executive officers approved by RadioShack's Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee") on February 24, 2005. A summary describing these elements of the annual incentive performance measures for calendar year 2005 is set forth in Exhibit 10.1 and is incorporated by reference. Ms. Babrowski is guaranteed a minimum bonus of $312,500 for 2005 (to be paid in 2006).

        Ms. Babrowski will also be eligible in calendar year 2005 to participate in the RadioShack Corporation Long-Term Incentive Plan (the "LTIP"), which was established pursuant to the 2004 Plan. Ms. Babrowski's long-term incentive performance goals for the 2005 through 2007 performance cycle will be the goals for executive officers that were also approved by the Compensation Committee on February 24, 2005. A summary describing the elements of the long-term incentive performance measures for the 2005 through 2007 performance cycle is set forth in Exhibit 10.2 and is incorporated by reference.

Item 5.02.     Departure of Directors or Principal Officers;
                      Election of Directors; Appointment of Principal Officers

        On March 8, 2005, RadioShack announced the appointment of Clair H. Babrowski as its Executive Vice President and Chief Operating Officer of RadioShack, effective July 5, 2005. Ms. Babrowski, who is 47, most recently served as Chief Restaurant Operations Officer of McDonald's Corporation in Oak Brook, Illinois. A copy of the press release announcing Ms. Babrowski's appointment is attached as Exhibit 99.1.

        There is no family relationship between Ms. Babrowski and any other executive officer or director of RadioShack, and there is no arrangement or understanding under which she was appointed. All executive officers of RadioShack are appointed by the Board of Directors to serve until their successors are appointed. There are no transactions to which RadioShack or any of its subsidiaries is a party and in which Ms. Babrowski has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.

10.1 10.2 99.1	Description of 2005 Annual Incentive Bonus Performance Measures for Executive Officers (filed as Exhibit 10.3 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

Description of Long-Term Incentive Performance Measures for Executive Officers for the 2005 through 2007 Performance Cycle (filed as Exhibit 10.6 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

Press Release, dated June 29, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 1st day of July, 2005.

RADIOSHACK CORPORATION /s/ David S. Goldberg David S. Goldberg Vice President - Law, Corporate Secretary and Acting General Counsel

EXHIBIT INDEX

Exhibit No.

10.1 10.2 99.1	Description of 2005 Annual Incentive Bonus Performance Measures for Executive Officers (filed as Exhibit 10.3 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

Description of Long-Term Incentive Performance Measures for Executive Officers for the 2005 through 2007 Performance Cycle (filed as Exhibit 10.6 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

Press Release, dated June 29, 2005.

Exhibit 99.1

RadioShack Corporation Names Claire Babrowski
Executive Vice President and Chief Operating Officer
Former McDonald's Executive Brings Extensive Retail Operations, Brand Experience to Retailer

Fort Worth, Texas - June 29, 2005 - RadioShack Corporation (NYSE: RSH) today announced that Claire Babrowski, 47, has been named Executive Vice President and Chief Operating Officer of the company. Babrowski will join the company on July 5 and oversee the company's U.S. and Canadian operations, including channel operations, merchandising, marketing and advertising, retail services, and real estate. Babrowski was most recently McDonald's Chief Restaurant Operations Officer.

"Claire is a highly competent and intelligent business woman who has extensive experience running multi-unit, international retail operations," said David Edmondson, President and Chief Executive Officer. "She is an exceptionally strong leader who is consumer focused, operationally savvy and action oriented. And, having worked her way up within McDonald's Corporation, she has a passion for the customer experience, which will serve us well as we continue to execute our long-term Solutions Strategy."

Babrowski began her career as a McDonald's crewmember at age 16 and advanced over the next 30 years to become its highest-ranking female executive. Within her first two years at McDonald's, she was promoted to restaurant manager and quickly progressed in various field operating roles until she was promoted to Regional Vice President in the early 1990s.

In 1995, she was promoted to her first corporate role where she led the development of the company's technology plan to support McDonald's restaurant of the future. Subsequently, she held positions as Executive Vice President of U.S. Restaurant Systems, Worldwide Restaurant Systems and President of McDonald's Asia/Pacific, Middle East and South Africa operations. As President of McDonald's international operations, she had direct responsibility for 7,500 restaurants, including market development, restaurant operations, financial performance and brand development.

Babrowski holds a master of business administration degree from the University of North Carolina. She is a member of the Committee of 200, a professional organization of pre-eminent women entrepreneurs and corporate leaders.

"RadioShack has so many strengths that attracted me to the company," said Babrowski. "From the first moment I visited RadioShack's headquarters and stores, I was impressed with the caliber of people and their pride in the company. RadioShack is an incredibly strong brand with a great history, loyal customers, a solid strategy and a leadership commitment to growth. I believe my experience in delivering exceptional customer experiences, brand and marketing leadership, and financial discipline in multi-unit, multiple channel environments are a great match for the strategic direction of the company. I look forward to joining Dave and the RadioShack team."

About RadioShack Corporation

Fort Worth, Texas-based RadioShack Corporation is the nation's most trusted consumer electronics specialty retailer and a growing provider of business-to-business retail support services. The company operates a vast network of sales channels, including: nearly 7,000 company-owned and dealer stores; almost 100 RadioShack locations in Mexico; and over 600 Sprint and SAM'S CLUB wireless kiosks. RadioShack's knowledgeable and helpful sales associates deliver convenient product and service solutions within five minutes of where 94 percent of all Americans either live or work. For more information on RadioShack Corporation, visit http://www.RadioShackCorporation.com. To learn more about RadioShack products and services or to purchase items online, visit http://www.RadioShack.com.